Offerings - Offering: 1	Nov. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 9,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,242.90
Offering Note	(1) Calculated as the aggregate maximum purchase price for the Company's common stock, based upon the maximum purchase price. This amount is based upon the offer to purchase up to $9.0 million shares of the Company's common stock, par value $0.01 per share. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.